UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


      Tennessee                   000-22490                 62-1120025
 -------------------------     ---------------          ------------------
 (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
       of incorporation)                                 Identification No.)

    430 Airport Road
   Greeneville, Tennessee                                     37745
--------------------------                               ----------------
(Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

    99.1      Press Release dated April 23, 2003


Item 9. Regulation FD Disclosure (Also Being Provided Under New Item 12. Results of Operations and Financial Condition)

The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 9 and Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

The Registrant has reported its first quarter 2003 financial results. The Registrant's press release dated April 23, 2003 announcing the results is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               FORWARD AIR CORPORATION

Date:      April 23, 2003      By:    /s/ Andrew C. Clarke
                               ---------------------------------------
                               Andrew C. Clarke
                               Chief Financial Officer and Senior Vice President


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                                  EXHIBIT INDEX

         No.                         Exhibit
 -------------------------------------------------------------------------------
         99.1         Press Release dated April 23, 2003



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